[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                     MFS(R) CASH
                     RESERVE FUND

                     ANNUAL REPORT o AUGUST 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Portfolio of Investments ..................................................  7
Financial Statements ......................................................  9
Notes to Financial Statements ............................................. 15
Independent Auditors' Report .............................................. 21
Trustees and Officers ..................................................... 23

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this, it is just over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
As summer fades into fall, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in late 2002 and next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the potential for war with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     September 17, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Terri A. Vittozzi]
     Terri A. Vittozzi

Dear Shareholders,
The seven-day annualized yield on an investment in the fund's Class A shares at the beginning of the period was 3.08% compared to 1.16% at the end of the period. The seven-day annualized yield on an investment in Class B shares of the fund declined from 1.88% at the beginning of the period to 0.15% at the end of the period. During the same period, the seven-day annualized yield on an investment in Class C shares also declined from 1.88% to 0.15%. The inception date of Classes 529A, 529B, and 529C is July 31, 2002, and their respective 30-day yields are 0.94%, 0.15%, and 0.14%.

A PERIOD OF FLAT INTEREST RATES
The federal funds rate continued a decline begun in 2001 and dropped another 175 basis points from 3.50% in September 2001 to 1.75% by the end of March 2002. Since then, the Federal Reserve Board (the Fed) has held rates steady. Clearly, this had a major impact on the income and return the fund provided. Early in the period, we had extended fund maturity ranges from 60 to 65 days as rates declined. However, the flat rates since March made it possible to keep the funds in a neutral stance with average maturities targeted at 50 to 55 days. At the end of the period, approximately 81% of the fund was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues, which we believe helps provide security against credit risk.

OPPORTUNITIES FROM ADDED FLEXIBILITY
In January 2002, MFS Cash Reserves Fund was permitted to increase the maximum foreign position of U.S. dollar-denominated issues from 20% to 35%. The added flexibility helped the fund when the U.S. supply of commercial paper dried up due to a weak economy and a lack of short-term corporate capital expenditures. The U.S. dollar-denominated foreign issues gave us access to a more reliable supply with no currency exposure. Normally, we expect to keep this portion of the fund in the 20% to 25% range.

OUTLOOK FOR CONTINUED FLAT RATES
We don't anticipate any activity by the Fed. If the current state of the economy continues, we see no reason for the Fed to either lower or raise rates. Weak economic numbers, a significant rise in unemployment, or drops in consumer spending are some of the factors that may trigger a rate cut. If the economic news becomes more positive and the markets become calmer, then we may think about extending fund maturities. Until then, we'll maintain our current wait-and-see positioning and look to take advantage of opportunities as they arise.

     Respectfully,

 /s/ Terri A. Vittozzi

     Terri A. Vittozzi
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

The seven day annualized yield is based on the latest seven days ended with dividends annualized.

Past performance is no guarantee of future results.

529 shares are only offered in conjunction with qualified tuition plans.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

TERRI A. VITTOZZI IS A PORTFOLIO MANAGER AT MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE MANAGES THE MONEY MARKET PORTFOLIOS OF OUR MUTUAL FUNDS, OFFSHORE INVESTMENT PRODUCTS, AND VARIABLE ANNUITIES. TERRI JOINED MFS IN 1992. SHE HELD VARIOUS POSITIONS AT MFS INCLUDING PORTFOLIO SETTLEMENTS COORDINATOR AND MONEY MARKET TRADER BEFORE BEING NAMED ASSISTANT PORTFOLIO MANAGER IN 2000 AND PORTFOLIO MANAGER IN JANUARY 2001. TERRI EARNED A BACHELOR'S DEGREE FROM BABSON COLLEGE AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BENTLEY COLLEGE.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:              SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS
                        CONSIDERED CONSISTENT WITH THE PRESERVATION OF
                        CAPITAL AND LIQUIDITY.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  DECEMBER 29, 1986

CLASS INCEPTION:        CLASS A      SEPTEMBER 7, 1993
                        CLASS B      DECEMBER 29, 1986
                        CLASS C      APRIL 1, 1996
                        CLASS 529A   JULY 31, 2002
                        CLASS 529B   JULY 31, 2002
                        CLASS 529C   JULY 31, 2002

SIZE:                   $1.14 BILLION NET ASSETS AS OF AUGUST 31, 2002
--------------------------------------------------------------------------------

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in the market conditions.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS -- August 31, 2002

Commercial Paper - 81.3%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)            VALUE
--------------------------------------------------------------------------------
  Abbey National North America, due 9/03/02             $45,419   $   45,414,256
  Aes Hawaii, Inc., due 9/20/02                          14,365       14,351,505
  American General Finance Corp., due 1/29/03            25,000       24,809,375
  Banco Nacional de Comercio, due 10/17/02               10,000        9,977,383
  Barclays Bank PLC, due 10/17/02                        25,053       24,996,018
  Barton Capital Corp., due 9/06/02 - 9/20/02            22,208       22,191,938
  Bayer Hypo IBF, due 10/29/02                           10,000       10,000,079
  Blue Ridge Asset, due 9/05/02                           7,500        7,498,475
  Citigroup, Inc., due 11/14/02 - 11/22/02               11,803       11,760,477
  Coca Cola Enterprises, Inc., due 1/21/03                8,350        8,292,362
  Corporate Asset Fund, due 9/04/02 - 11/22/02           25,000       24,957,889
  CXC, Inc., due 11/22/02                                29,639       29,524,231
  Delaware Funding Corp., due 9/13/02                    27,392       27,376,204
  Dexia Delaware LLC, due 11/25/02                       25,000       24,898,472
  Dresdner US Finance, due 11/04/02                      30,000       29,908,267
  Edison Asset Securitization LLC,
    due 9/03/02 - 11/12/02                               45,477       45,413,735
  Enterprise Funding Corp., due 11/06/02                 12,390       12,351,385
  Falcon Asset Securitization, due 12/18/02              18,048       17,955,955
  Fcar Owner Trust Series I, due 10/03/02                25,000       24,960,000
  General Electric Capital Corp.,
    due 9/03/02 - 12/10/02                               45,591       45,414,724
  Gillette Co., due 1/24/03                              25,000       24,825,799
  Goldman Sachs Group LP, due 10/25/02                   46,800       46,676,448
  Govco, Inc., due 9/09/02 - 9/23/02                     30,548       30,525,944
  ING America Insurance Holding,
    due 9/19/02 - 10/18/02                               20,000       19,967,967
  Kittyhawk Funding Corp., due 9/03/02 - 9/12/02         34,386       34,376,943
  New Center Asset Trust, due 9/03/02 - 10/15/02         45,458       45,414,112
  Old Line Funding Corp., due 9/20/02 - 11/07/02         21,585       21,554,125
  Preferred Receivables Funding,
    due 9/16/02 - 10/04/02                               33,000       32,957,854
  Prudential Funding Corp., due 9/03/02                  19,808       19,805,931
  Receivables Capital Corp., due 9/05/02                 25,000       24,995,194
  Salomon Smith Barney Holdings, Inc., due 9/24/02       19,775       19,752,511
  Sheffield Receivables Corp., due 11/15/02              24,450       24,363,406
  Societe Generale, due 11/15/02                         16,204       16,146,273
  Swedbank Forenings, due 10/10/02                       19,750       19,711,488
  Thunder Bay Funding, Inc., due 10/01/02 - 10/07/02     21,794       21,758,507
  Trident Capital Finance, Inc., due 9/04/02 - 10/01/02  19,262       19,252,349
  UBS Finance, Inc., due 9/03/02                         45,419       45,414,256
--------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value               $  929,551,837
--------------------------------------------------------------------------------
U.S. Government and Agency Obligations - 9.6%
--------------------------------------------------------------------------------
  Federal Home Loan Bank, due 12/26/02 - 1/15/03        $17,500   $   17,392,295
  Federal Home Loan Mortgage Corp.,
    due 12/20/02 - 2/27/03                               31,075       30,904,950
  Federal National Mortgage Assn.,
    due 9/25/02 - 11/05/02                               61,539       61,447,926
--------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at
Amortized Cost and Value                                          $  109,745,171
--------------------------------------------------------------------------------

Repurchase Agreement - 8.6%
--------------------------------------------------------------------------------
  Goldman Sachs, dated 8/30/02, due 9/03/02, total to
    be received $98,473,018 (secured by various U.S.
    Treasury and Federal Agency obligations in a
    jointly traded account), at Cost                    $98,453   $   98,453,000
--------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                    $1,137,750,008

Other Assets, Less Liabilities - 0.5%                                  5,413,422
--------------------------------------------------------------------------------
Net Assets - 100.0%                                               $1,143,163,430
--------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
AUGUST 31, 2002
--------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                  $1,137,750,008
  Cash                                                                 670
  Receivable for fund shares sold                               12,378,389
  Interest receivable                                              272,010
  Other assets                                                      82,178
                                                            --------------
      Total assets                                          $1,150,483,255
                                                            --------------
Liabilities:
  Distributions payable                                          $  79,943
  Payable for fund shares reacquired                             6,467,946
  Payable to affiliates -
    Management fee                                                  28,162
    Shareholder servicing agent fee                                  6,258
    Distribution and service fee                                    49,469
  Accrued expenses and other liabilities                           688,047
                                                            --------------
      Total liabilities                                     $    7,319,825
                                                            --------------
Net assets (represented by paid-in capital)                 $1,143,163,430
                                                            ==============
Shares of beneficial interest outstanding                    1,143,163,430
                                                             =============
Class A shares:
  Net asset value and offering price per share
    (net assets of $242,230,180 / 242,230,180
     shares of beneficial interest outstanding)                 $1.00
                                                                =====
Class 529A shares:
  Net asset value and offering price per share
    (net assets of $30,113 / 30,113 shares
     of beneficial interest outstanding)                        $1.00
                                                                =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $741,638,226 / 741,638,226 shares
     of beneficial interest
     outstanding)
                                                                $1.00
                                                                =====
Class 529B shares:
  Net asset value and offering price per share
    (net assets of $5,342 / 5,342 shares of beneficial
    interest outstanding)                                       $1.00
                                                                =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $159,254,368 / 159,254,368 shares
    of beneficial interest outstanding)                         $1.00
                                                                =====
Class 529C shares:
  Net asset value and offering price per share
    (net assets of $5,201 / 5,201 shares of beneficial
    interest outstanding)                                       $1.00
                                                                =====

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class 529B, Class C, and Class 529C shares.

See notes to financial statements.

Statement of Operations
-----------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2002
-----------------------------------------------------------------------------
Net investment income (loss):
  Interest income                                                 $20,776,166
                                                                  -----------
  Expenses -
    Management fee                                                $ 4,997,886
    Trustees' compensation                                             66,516
    Shareholder servicing agent fee                                   909,463
    Distribution and service fee (Class 529A)                               2
    Distribution and service fee (Class B)                          6,033,598
    Distribution and service fee (Class 529B)                               4
    Distribution and service fee (Class C)                          1,421,978
    Distribution and service fee (Class 529C)                               4
    Program manager fee (Class 529A)                                        4
    Program manager fee (Class 529B)                                        1
    Program manager fee (Class 529C)                                        1
    Administrative fee                                                 81,806
    Custodian fee                                                     324,365
    Postage                                                           234,657
    Auditing fees                                                      20,900
    Legal fees                                                         10,402
    Miscellaneous                                                   1,634,715
                                                                  -----------
      Total expenses                                              $15,736,302
    Fees paid indirectly                                              (21,799)
    Reduction of expenses by investment adviser                      (905,301)
                                                                  -----------
      Net expenses                                                $14,809,202
                                                                  -----------
        Net investment income                                     $ 5,966,964
                                                                  ===========

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                 2002                          2001
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                    $     5,966,964               $    26,537,603
                                                           ---------------               ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                     $    (2,239,759)              $    (6,616,154)
  From net investment income (Class B)                          (3,004,221)                  (15,550,434)
  From net investment income (Class C)                            (722,967)                   (4,371,015)
  From net investment income (Class 529A)                              (15)                      --
  From net investment income (Class 529B)                               (1)                      --
  From net investment income (Class 529C)                               (1)                      --
                                                           ---------------               ---------------
    Total distributions declared to shareholders           $    (5,966,964)              $   (26,537,603)
                                                           ---------------               ---------------
Fund share (principal) transactions at net asset value
  of $1.00 per share -
  Net proceeds from sale of shares                         $ 5,712,729,812               $ 6,828,553,100
  Shares issued in reinvestment of distributions                 5,232,880                    21,693,135
  Shares reacquired                                         (5,321,669,927)               (6,545,646,185)
                                                           ---------------               ---------------
      Total increase in net assets                         $   396,292,765               $   304,600,050
Net assets:
  At beginning of period                                       746,870,665                   442,270,615
                                                           ---------------               ---------------
      At end of period                                     $ 1,143,163,430               $   746,870,665
                                                           ===============               ===============

See notes to financial statements.

FINANCIAL STATEMENTS

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED AUGUST 31,                                PERIOD ENDED
                                           ---------------------------------------------------------------         AUGUST 31,
                                           2002            2001           2000           1999         1998              2002*
-----------------------------------------------------------------------------------------------------------------------------
                                        CLASS A                                                                    CLASS 529A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period     $1.00           $1.00          $1.00          $1.00          $1.00            $1.00
                                          -----           -----          -----          -----          -----            -----
Income from investment operations -
  Net investment income(S)                $0.01           $0.05          $0.05          $0.04          $0.05            $0.00+++
Less distributions declared to shareholders
  from net investment income              (0.01)          (0.05)         (0.05)         (0.04)         (0.05)           (0.00)+++
                                          -----           -----          -----          -----          -----            -----
Net asset value - end of period           $1.00           $1.00          $1.00          $1.00          $1.00            $1.00
                                          =====           =====          =====          =====          =====            =====
Total return                               1.49%           4.85%          5.39%          4.33%          4.87%            0.08%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                               0.81%           0.80%          0.81%          0.82%          0.82%            1.16%+
  Net investment income                    1.44%           4.82%          5.18%          4.22%          4.72%            1.04%+
Net assets at end of period
  (000 Omitted)                        $242,230        $107,346        $76,062        $98,719        $80,374              $30

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income             $0.01           $0.05          $0.05          $0.04          $0.05            $0.00+++
        Ratios (to average net assets):
          Expenses##                       0.91%           0.90%          0.91%          0.92%          0.92%            1.26%+
          Net investment income            1.34%           4.72%          5.08%          4.12%          4.62%            0.94%+
  * For the period from the inception of Class 529A shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED AUGUST 31,                                PERIOD ENDED
                                           ---------------------------------------------------------------         AUGUST 31,
                                           2002            2001           2000           1999         1998              2002*
-----------------------------------------------------------------------------------------------------------------------------
                                     CLASS B                                                                       CLASS 529B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period  $1.00            $1.00           $1.00           $1.00           $1.00           $1.00
                                       -----            -----           -----           -----           -----           -----
Income from investment operations -
  Net investment income(S)             $0.00+++         $0.04           $0.04           $0.03           $0.04           $0.00+++
Less distributions declared to
  shareholders from net
  investment income                    (0.00)+++        (0.04)          (0.04)          (0.03)          (0.04)          (0.00)+++
                                       -----            -----           -----           -----           -----           -----
Net asset value - end of period        $1.00            $1.00           $1.00           $1.00           $1.00           $1.00
                                       =====            =====           =====           =====           =====           =====
Total return                            0.49%            3.81%           4.35%           3.29%           3.83%           0.01%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                            1.81%            1.80%           1.81%           1.82%           1.82%           2.06%+
  Net investment income                 0.50%            3.65%           4.18%           3.22%           3.78%           0.23%+
Net assets at end of period
  (000 Omitted)                     $741,638         $514,324        $313,782        $541,126        $438,577              $5

  (S) The investment adviser and distributor voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
       Net investment income           $0.00+++         $0.04           $0.04           $0.03           $0.04           $0.00+++
       Ratios (to average net assets):
         Expenses##                     1.91%            1.90%           1.91%           1.92%           1.92%           2.16%+
         Net investment income          0.40%            3.55%           4.08%           3.12%           3.68%           0.13%+
  * For the period from the inception of Class 529B shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED AUGUST 31,                                PERIOD ENDED
                                           ---------------------------------------------------------------         AUGUST 31,
                                           2002            2001           2000           1999         1998              2002*
-----------------------------------------------------------------------------------------------------------------------------
                                     CLASS C                                                                       CLASS 529C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period  $1.00            $1.00           $1.00           $1.00           $1.00           $1.00
                                       -----            -----           -----           -----           -----           -----
Income from investment operations -
  Net investment income(S)             $0.00+++         $0.04           $0.04           $0.03           $0.04           $0.00+++
Less distributions declared to
  shareholders from net
  investment income                    (0.00)+++        (0.04)          (0.04)          (0.03)          (0.04)          (0.00)+++
                                       -----            -----           -----           -----           -----           -----
Net asset value - end of period        $1.00            $1.00           $1.00           $1.00           $1.00           $1.00
                                       =====            =====           =====           =====           =====           =====
Total return                            0.49%            3.80%           4.32%           3.25%           3.76%           0.01%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                            1.81%            1.80%           1.81%           1.82%           1.82%           2.06%+
  Net investment income                 0.50%            3.77%           4.15%           3.22%           3.80%           0.23%+
Net assets at end of period
  (000 Omitted)                     $159,254         $125,200         $52,426        $105,559         $70,746              $5

  (S) The investment adviser and distributor voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income          $0.01            $0.04           $0.04           $0.03           $0.04           $0.00+++
        Ratios (to average net assets):
          Expenses##                    1.91%            1.90%           1.91%           1.92%           1.92%           2.16%+
          Net investment income         0.40%            3.67%           4.05%           3.12%           3.70%           0.13%+
  * For the period from the inception of Class 529C shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The fund's use of amortized cost is subject to the fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

The tax character of distributions declared for the years ended August 31, 2002 and August 31, 2001 was as follows:

                                            AUGUST 31, 2002    AUGUST 31, 2001
--------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                $5,966,964        $26,537,603

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

          Undistributed ordinary income                     $134,683

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended August 31, 2002 were 0.45% of average daily net assets on an annualized basis.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees. Included in Trustees' compensation is a pension expense of $6,380 for inactive Trustees for the year ended August 31, 2002. Also included in Trustees compensation is a one-time plan settlement expense of $36,692.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - The Trustees have adopted a distribution plan for Class A, Class 529A, Class B, Class 529B, Class C, and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets attributable to such securities dealers. These fees are calculated based on each class' average daily net assets. Payment of the 0.10% per annum Class A distribution fee and payment of the 0.25% per annum service fee will commence on such a date as the Trustees of the fund may determine. During the period, MFD voluntarily waived receipt of a portion of the fund's 12b-1 fee on Class B, Class 529B, Class C and Class 529C. The maximum distribution and service fees for each class of shares are as follows:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
------------------------------------------------------------------------------------------------------------------------
Distribution Fee                        0.10%          0.10%          0.75%          0.75%          0.75%          0.75%
Service Fee                             0.25%          0.25%          0.25%          0.25%          0.25%          0.25%
                                        -----          -----          -----          -----          -----          -----
Total Distribution Plan                 0.35%          0.10%          1.00%          1.00%          1.00%          1.00%
                                        =====          =====          =====          =====          =====          =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended August 31, 2002, amounted to:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Service Fee Retained by MFD             $ --           $ --          $1,464,188      $1             $1,421,978     $1

Fees incurred under the distribution plan during the year ended August 31, 2002, were as follows:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                 0.00%          0.10%          0.99%          1.00%          0.99%          1.00%

Certain Class A, Class C, and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August
31, 2002, were as follows:

                                              CLASS A         CLASS B      CLASS 529B         CLASS C      CLASS 529C
-----------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charges Imposed      $16,694      $2,822,490        $ --           $104,382       $ --

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to a tuition program to which MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, exclusive of securities subject to repurchase agreements, aggregated $21,270,301,825 and $19,216,101,593, respectively.

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

Class A shares
                                                  YEAR ENDED              YEAR ENDED
                                             AUGUST 31, 2002         AUGUST 31, 2001
                                             ---------------         ---------------
                                                      SHARES                  SHARES
------------------------------------------------------------------------------------
Shares sold                                    3,986,033,273           3,380,414,250
Shares issued to shareholders in
  reinvestment of distributions                    1,800,677               4,843,434
Shares reacquired                             (3,852,949,666)         (3,353,974,067)
                                              --------------          --------------
    Net increase                                 134,884,284              31,283,617
                                              ==============          ==============

Class 529A shares

                                                PERIOD ENDED
                                             AUGUST 31, 2002*
                                             ---------------
                                                      SHARES
------------------------------------------------------------
Shares sold                                           30,200
Shares issued to shareholders in
    reinvestment of distributions                         15
Shares reacquired                                       (102)
                                              --------------
    Net increase                                      30,113
                                              ==============
*For the period from the inception
of Class 529A, July 2002 through
 August 31, 2002.

Class b shares
                                                  YEAR ENDED              YEAR ENDED
                                             AUGUST 31, 2002         AUGUST 31, 2001
                                             ---------------         ---------------
                                                      SHARES                  SHARES
------------------------------------------------------------------------------------
Shares sold                                    1,187,626,083           2,011,729,982
Shares issued to shareholders in
  reinvestment of distributions                    2,774,800              13,504,921
Shares reacquired                               (963,087,116)         (1,824,692,514)
                                              --------------          --------------
    Net increase                                 227,313,767             200,542,389
                                              ==============          ==============

Class 529B shares

                                                PERIOD ENDED
                                             AUGUST 31, 2002*
                                             ---------------
                                                      SHARES
------------------------------------------------------------
Shares sold                                            5,341
Shares issued to shareholders in
    reinvestment of distributions                          1
                                              --------------
    Net increase                                       5,342
                                              ==============

Class c shares
                                                  YEAR ENDED              YEAR ENDED
                                             AUGUST 31, 2002         AUGUST 31, 2001
                                             ---------------         ---------------
                                                      SHARES                  SHARES
------------------------------------------------------------------------------------
Shares sold                                      539,029,715           1,436,408,868
Shares issued to shareholders in
  reinvestment of distributions                      657,386               3,344,780
Shares reacquired                               (505,633,043)         (1,366,979,604)
                                              --------------          --------------
    Net increase                                  34,054,058              72,774,044
                                              ==============          ==============

Class 529C shares

                                                PERIOD ENDED
                                             AUGUST 31, 2002*
                                             ---------------
                                                      SHARES
------------------------------------------------------------
Shares sold                                            5,200
Shares issued to shareholders in
    reinvestment of distributions                          1
                                              --------------
    Net increase                                       5,201
                                              ==============
* For the period from the inception of classes 529B and 529C July 31, 2002, through
  August 31, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2002, was $9,298. The fund had no borrowings during the year.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees of MFS Series Trust I and Shareholders of MFS Cash Reserve
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the series comprising MFS Series Trust I) (the "Trust") as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Cash Reserve Fund as of August 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 3, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.
--------------------------------------------------------------------------------

MFS(R) CASH RESERVE FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President (since September 1996)
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera, and Ms.
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Terri A. Vittozzi+                                       business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche                                        1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m.Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) CASH RESERVE FUND                                     -------------
                                                               PRSRT STD
[logo] M F S(R)                                              U.S. POSTAGE
INVESTMENT MANAGEMENT                                            PAID
                                                                  MFS
500 Boylston Street                                          -------------
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                  MCR-2  10/02 85.4M  01/201/301